UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

STERIS Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2014, STERIS Corporation (“STERIS”) entered into a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) with Integrated Medical Systems International, Inc. (“IMS”) and all IMS shareholders. The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, STERIS will acquire all of the outstanding shares of IMS and certain realty used by IMS and owned by IMS affiliates (the “Transaction”). The IMS business includes endoscope repair, surgical instrument management and sterile processing consulting.

The purchase price for the IMS shares is approximately $165 million in cash, subject to a customary working capital adjustment. STERIS is not assuming any IMS debt. The purchase price for the realty is approximately $10 million. STERIS intends to fund the purchases through borrowings under its existing credit facility.

The Stock Purchase Agreement provides for customary representations, warranties, covenants, and agreements, including among others, that the parties will use commercially reasonable efforts to satisfy the conditions to closing. The Stock Purchase Agreement also imposes customary non-compete and non-solicitation obligations upon IMS shareholders and their respective affiliates. The Stock Purchase Agreement provides STERIS and IMS with certain termination rights. The completion of the Transaction is subject to the satisfaction or waiver of a number of customary conditions, including the expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act waiting period, as the same may be extended.

The above description of the Stock Purchase Agreement does not purport to be complete and is intended as a summary of the material terms of the definitive Stock Purchase Agreement.

ITEM 8.01.	Other Events.

On April 1, 2014, STERIS issued a press release announcing the signing of the Stock Purchase Agreement. A copy of this press release is incorporated herein and attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on April 1, 2014 announcing the signing of a definitive Stock Purchase Agreement to acquire all the outstanding shares of Integrated Medical Systems International, Inc.

Forward Looking Statements:

This Current Report on Form 8-K may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to the Company or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this Current Report on Form 8-K, and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in the Company’s Form 10-K and other securities filings. Many of these important factors are outside STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in this Current Report on Form 8-K or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, rebate program, transition, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products, the consent decree, the transition or rebate program, or the class action settlement, are summaries only and should not be considered the specific terms of the decree, settlement, program or product clearance or literature. Unless legally required, the Company does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (b) the possibility that market demand will not develop for new technologies, products or applications or business initiatives will take longer, cost more or produce lower benefits than anticipated, (c) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect Company performance, results, prospects or value, (d) the potential of international unrest, economic downturn or effects of currencies, tax assessments, adjustments, or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (e) the possibility of reduced demand, or reductions in the rate of growth in demand, for the Company’s products and services, (f) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with our business, industry or initiatives including, without limitation, the consent decree, the transition from the SYSTEM 1 processing system and adjustments to related reserves, or those matters described in our Form 10-K for the year ended March 31, 2013 and other securities filings, may adversely impact Company performance, results, prospects or value, (g) the possibility that anticipated financial results or benefits of the reported acquisition and/or recent acquisitions or of our restructuring efforts will not be realized or will be other than anticipated, (h) the effect of any contraction in credit availability, as well as the ability of our Customers and suppliers to adequately access the credit markets when needed, and (i) those risks described in our securities filings including our Annual Report on Form 10-K for the year ended March 31, 2013, and other securities filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: April 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on April 1, 2014 announcing the signing of a definitive Stock Purchase Agreement to acquire all the outstanding shares of Integrated Medical Systems International, Inc.

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